                                   EXHIBIT 24

                                POWER OF ATTORNEY


     Each person executing this Power of Attorney hereby appoints Russell P. Dawn, Esq. and Joan Jones, or either of them, as his attorney-in-fact to execute and to file such amendments to this Form S-8 Registration Statement as such attorneys-in-fact, or either of them, may deem appropriate or withdraw from the registration process this Registration Statement.

                         TRICO BANCSHARES


                         By: /s/ Robert H. Steveson
                             ---------------------------------
                             Robert H. Steveson, President



Signature                           Title                  Date


/s/ Robert H. Steveson              President, Chief       August 21, 1995
---------------------------------   Executive Officer,
Robert H. Steveson                  and Director


/s/ Joan Jones                      Executive Vice         August 21, 1995
---------------------------------   President
Joan Jones


/s/ Robert M. Stanberry             Vice President and     August 21, 1995
---------------------------------   Chief Financial
Robert M. Stanberry                 Officer


/s/ Everett B. Beich                Director and Vice      August 21, 1995
---------------------------------   Chairman of the
Everett B. Beich                    Board


/s/ William J. Casey                Director               August 21, 1995
---------------------------------
William J. Casey


/s/ DeWayne E. Caviness             Director               August 21, 1995
---------------------------------
DeWayne E. Caviness


/s/ Craig S. Compton                Director               August 21, 1995
---------------------------------
Craig S. Compton


/s/ Richard C. Guiton               Director               August 21, 1995
---------------------------------
Richard C. Guiton


/s/ Douglas F. Hignell              Secretary and          August 21, 1995
---------------------------------   Director
Douglas F. Hignell


/s/ Brian D. Leidig                 Director               August 21, 1995
---------------------------------
Brian D. Leidig

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/s/ Wendell J. Lundberg             Director               August 21, 1995
---------------------------------
Wendell J. Lundberg


/s/ Donald E. Murphy                Director               August 21, 1995
---------------------------------
Donald E. Murphy


/s/ Rodney W. Peterson              Director               August 21, 1995
---------------------------------
Rodney W. Peterson


/s/ Alex A. Vereschagin, Jr.        Chairman of the        August 21, 1995
---------------------------------   Board and
Alex A. Vereschagin, Jr.            Director